This presentation may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the Safe Harbor Provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provision. Forward- looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward- looking statements include, but are not limited to: • statements of our goals, intentions and expectations; • statements regarding our business plans, prospects, growth and operating strategies; • statements regarding the asset quality of our loan and investment portfolios; and • estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • general economic conditions, either nationally or in our market areas, that are worse than expected; • competition among depository and other financial institutions FORWARD-LOOKING STATEMENT • changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; • adverse changes in the securities markets; • changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; • our ability to enter new markets successfully and capitalize on growth opportunities; • our ability to successfully identify, acquire, and integrate future acquisitions; • our incurring higher than expected loan charge-offs with respect to assets acquired in FDIC-assisted acquisitions; • changes in consumer spending, borrowing and savings habits; • changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; and • changes in our organization, compensation and benefit plans. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company. Please see “Risk Factors” beginning on page 19 of the Company’s Prospectus dated February 11, 2013. 2

NASDAQ: CHFN Recent Price1 (02/15/2017): $18.06 Shares Outstanding (12/31/2016): 15.0 Million Market Capitalization2: $271.5 Million Price/Tangible Book Value3: 156.77% Estimated P/E4 22.00x Dividend Yield5: 1.33% Total Assets (12/31/2016): $1.5 Billion 1 - Source: Bloomberg 2 - Based on February 15, 2017 closing market price and December 31, 2016 shares outstanding. 3 - Based on February 15, 2017 closing market price, December 31, 2016 shares outstanding and December 31, 2016 tangible book value. 4 - Based on February 15, 2017 closing market price, December 31, 2016 shares outstanding and LTM $0.82 earnings/share. 5 - Based on February 15, 2017 closing market price MARKET PROFILE 3

• Founded in 1954 in West Point, Georgia • Acquired Community Bank of the South with four Metro Atlanta branches on April 15, 2016 • History of organic and acquisitive growth • Approximately 323 FTE’s servicing over 56,000 checking accounts • 20 Branches in Atlanta, Auburn/Columbus, Combined Statistical Areas (“CSA”) and Pensacola Metropolitan Statistical Areas (“MSA”) CORPORATE PROFILE September 30, 2016 Total Assets: $1.4 Billion Total Net Loans: $994.1 Million Total Deposits: $1.2 Billion Total Capital: $203.1 Million 4

OVERVIEW OF MANAGEMENT TEAM

TOP EXECUTIVES

NAME	POSITION	(Banking/CharterBank) EXPERIENCE
ROBERT L. JOHNSON	CHAIRMAN, PRESIDENT & CEO	35/33
LEE W. WASHAM	PRESIDENT, CHARTERBANK	33/17
CURTIS R. KOLLAR	SENIOR VICE-PRESIDENT & CFO	30/26

- Focused on growing Atlanta presence
- Conservative credit
- M&A experience … 6 transactions both assisted & unassisted
- Transformed from traditional thrift to bank-like balance sheet
- History of rewarding shareholders

5

Charter Financial CORPORATION

MARKET CONDITIONS • Recent acquisition expands growth and lending proficiencies on north side of Atlanta • I-85 corridor legacy markets energized with automotive & logistics-related job growth • Most markets have significant manufacturing, university or military influences • Active regional M&A market 6

RECENT ACCOMPLISHMENTS • Continued North Atlanta Expansion • Acquisition of Community Bank of the South (“CBS”) • Norcross • Opened Buckhead Branch • Growing into an earnings & markets-driven stock • Consecutive quarterly dividend raises • Strong credit quality • Accretive share repurchases 7

Source: SNL Financial • Growth of CHFN’s Atlanta MSA deposit base to $583 million ranking 9th among community banks (under $10.0 billion assets) • 9th Atlanta MSA branch opened in Buckhead February 2017 • CHFN’s loan portfolio and deposits in the Atlanta Combined Statistical Area exceed 60% of bank total 8 INCREASE POSITIONING IN ATLANTA METRO MARKET

CBS TRANSACTION HIGHLIGHTS 9 • Strongly accretive to forward EPS • $300 million in deposits and loans in the desirable north side Atlanta/Cobb County market • High growth markets • Proven lending team – good cultural fit • Retail synergy

CAPITAL LEVERAGE FOCUS Bank Tier 1 Common Equity of 14.34% at September 30, 2016 • Whole bank and branch acquisitions • Organic growth • Adding loan producers in Atlanta • Cash dividends 10

Reduced outstanding shares by approximately 35.6% EFFECTIVE STOCK BUYBACKS 11 10.00 11.00 12.00 13.00 14.00 15.00 16.00 17.00 14 15 16 17 18 19 20 21 22 23 24 $ D ollars M i l l i o n s Shares Outstanding Stock Price

FINANCIAL INFORMATION 12

Total Loans, Net Net Income $11.9 million Fully Diluted EPS1 $0.79 Total Deposits $1.2 billion • ALL as a % of Nonperforming Loans – 277.66% • ALL as a % of Total Loans – 1.03% • Continued advances in core earnings Asset Quality 0.45% NPA 11.87% $994.1 million 1 - Diluted net income per share for the year ended September 30, 2016 was computed by dividing net income by weighted average shares outstanding plus potential common shares resulting from dilutive stock options and unvested restricted shares, determined using the treasury stock method. • Basic EPS up 137% from prior fiscal year • Repurchased 1,016,424 shares FY2016 • Bank Tier 1 Common Equity of 14.34% Basic EPS $0.83 FISCAL YEAR ENDED SEPTEMBER 30, 2016 RESULTS AND DEVELOPMENTS 13 ROA 0.98% • Total Loans, Net up 39% from prior fiscal year • Total Deposits up 57% from prior fiscal year Tangible Common Equity/Total Assets

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 1 - Core deposits consist of transaction accounts, money market accounts, and savings accounts. BALANCE SHEET HIGHLIGHTS 14 ($ Millions) 2013 2014 2015 2016 Total Assets $1,089,406 $1,010,361 $1,027,079 $1,438,389 Loans, net 579,854 606,367 714,761 994,052 Securities 215,118 188,743 184,404 206,336 Total Liabilities $815,628 $785,406 $822,149 $1,235,240 Retail Deposits 745,900 717,192 703,278 1,125,067 Core1 475,426 486,248 505,154 784,705 Time 270,475 230,944 198,124 340,362 Total Borrowings 60,000 55,000 62,000 56,588 Total Equity $273,778 $224,955 $204,931 $203,150

32.1% Note: Core Deposits = Transaction, Savings & Money Market Accounts Wholesale Funding = Wholesale Deposits, Borrowings & TRUPS ($ Millions) DEPOSIT GROWTH 15 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Core Deposits Retail CD's Wholesale Funding (Includes TRUPS) 48% 27% 25% 26% 30% 44% 30% 41% 29% 43% 13% 44% $1,021 $825 $1,035 $881 11% 37% 52% $811 8% 59% 33% $687 $801 12% 25% 63% $772 7% 30% 63% $1,218 64% 28% 8%

Average cost of deposits for the three months ended September 30, 2016: 0.46% DEPOSIT MIX - SEPTEMBER 30, 2016 16 Time Deposits (Excluding Wholesale Deposits) 29%Savings & Money Market 27% Transaction Accounts 41% Wholesale Time Deposits 3%

1-4 Family 24% Comm RE - Owner Occupied 17% Comm RE - Non Owner Occupied Other 34% Comm RE - Hotels 5% Comm RE Multifamily 3% Commercial & Industrial 7% Consumer & Other 2% Real Estate Construction 8% Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. [1] Due to the early termination of the FDIC loss share agreements in the fourth quarter of fiscal 2015, ratios for fiscal year ended 2016, include all previously covered assets with the exception of FAS ASC 310-30 loans that are excluded from nonperforming loans due to the ongoing recognition of accretion income established at the time of acquisition. Ratios for periods prior to September 30, 2015, represent non-covered data only. LOAN MIX - SEPTEMBER 30, 2016 17 Asset quality ratios[1]: 2012 2013 2014 2015 2016 NPAs / Total Assets (%) 0.69% 0.49% 0.65% 0.73% 0.45% NCOs / Average Loans (%) 0.86% 0.32% 0.08% 0.00% -0.13% ALLL Loans / NPLs (x) 2.38x 2.80x 2.00x 2.30x 2.78x Allowance / Total Loans (%) 1.87% 1.70% 1.55% 1.30% 1.03%

($ Millions) NET LOANS OUTSTANDING 18 $606.4 $627.7 $656.2 $672.8 $714.8 $679.9 $701.4 $993.8 $994.1 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 $1,100.0 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. INCOME STATEMENT HIGHLIGHTS 19 ($ Millions) 2012 2013 2014 2015 2016 Net Interest Income $37,512 $35,275 $29,918 $32,880 $42,154 Provision for Loan Losses $4,503 $1,489 ($713) $0 ($250) Non-Interest Income $12,912 $11,653 $14,277 $12,329 $20,964 Non-Interest Expense $40,303 $36,314 $36,211 $36,832 $45,398 Income Tax Expense $639 $2,869 $2,742 $2,805 $6,107 Net Income $4,979 $6,256 $5,955 $5,572 $11,863

5.35% 4.61% 3.83% 4.23% 4.40% 1.23% 0.95% 0.81% 0.74% 0.66% 4.17% 3.82% 3.22% 3.67% 3.89% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Yield on Interest Earning Assets Cost of Interest Bearing Liabilities Net Interest Margin Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 20 NET INTEREST MARGIN TRENDS 2.68% 2.95% 3.37% 3.47% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% Net Interest Margin Excluding the effects of Purchase Accounting

($ Millions) *Adjusted for FDIC purchase accounting accretion and amortization; loss share buyout; recoveries on purchased loans, and acquisition deal costs 21 OPERATING LEVERAGE $39.9 $38.0 $41.3 $44.1 $56.5 101% 96% 88% 83% 73% 80% 77% 82% 81% 72% 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% 160% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Adjusted Net Operating Revenue* Adjusted Efficiency Ratio* Efficiency Ratio $20 $25 $30 $35 $40 $45 $50 $55 $60 $65 $70 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Net Operating Revenue Adjusted Net Operating Revenue* G&A Expenses

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. ($ Millions) 22 NONINTEREST INCOME *Adjusted for FDIC purchase accounting accretion $0 $5 $10 $15 $20 $25 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Brokerage Commission Bank Owned Life Insurance Other* 1-4 Loan Sales Recovery on Purchase Accounting Loans Bankcard Fees Service Charges on Deposit Accounts $11.5 11.5% 45.8%50.7% 8.4% 40.2% 7.6% $14.5 33.6% 17.2% $14.8 43.7% 10.9% $21.0 $11.6 23.6% 27.3% 24.6% 21.0%17.0% 10.1%

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. ($ Millions) 23 NONINTEREST EXPENSE $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Marketing Professional Services Occupancy & Furn. and Equip. Other Salaries and Benefits 22.4% 17.9% 50.8%48.0% 21.7% 21.6% 54.6% 14.1% 22.7% $36.2 56.5% 11.9% 23.3% $36.8 23.2% 56.2% 13.3% $45.4 $40.3 $36.3 FY 2016 - Noninterest Expense includes $4.2 million of deal costs.

CBS acquisition accelerates EPS growth and transition to trading on P/E multiple Growth in the Atlanta market Favorable credit quality and robust capital Capital and infrastructure to support balance sheet expansion Track record of returns to shareholders with annualized total return since: 2013 stock conversion of 18%* 2010 stock offering of 19%* 24 INVESTMENT MERITS *Source: Bloomberg with dividends reinvested

INVESTOR CONTACTS 1233 O. G. Skinner Drive West Point, Georgia 31833 1-800-763-4444 www.charterbk.com 25 Robert L. Johnson Chairman and Chief Executive Officer bjohnson@charterbank.net (706) 645-3249 Lee W. Washam President lwasham@charterbank.net (706) 645-3630 Curtis R. Kollar Senior Vice President and Chief Financial Officer ckollar@charterbank.net (706) 645-3237

26 APPENDIX

BOARD AND EXECUTIVE TEAM 27 Name Position(s) Held With Charter Financial Corporation Age (1) Director Since (2) Current Term Expires Directors Continuing in Office Robert L. Johnson Chief Executive Officer, President and Director 63 1986 2017 David Z. Cauble, III Director 64 1996 2017 David L. Strobel Director 65 2003 2017 Jane W. Darden Director 66 1988 2018 Curti M. Johnson General Counsel and Senior Vice President, Director 57 2007 2019 Thomas M. Lane Director 62 1996 2018 Edward D. Smith Director 42 2011 2019 Executive Officers Who Are Not Directors Curtis R. Kollar Senior Vice President and Chief Financial Officer 64 Lee Washam President of CharterBank 55 (1) As of December 31, 2016. (2) Includes service as a director of CharterBank prior to its mutual-to-stock conversion.

NET PORTFOLIO VALUE At September 30, 2016 28 (1) Assumes an instantaneous uniform change in interest rates at all maturities. (2) NPV is the difference between the present value of an institution's assets and liabilities. (3) Present value of assets represents the discounted present value of incoming cash flows on interest-earning assets. (4) NPV ratio represents NPV divided by the present value of assets. Change in Interest Rates (bp) (1) Estimated NPV (2) Estimated Increase (Decrease) in NPV Percentage Change in NPV NPV Ratio as a Percent of Present Value of Assets (3)(4) Increase (Decrease) in NPV Ratio as a Percent of Present Value of Assets (3)(4) (dollars in thousands) 300 $242,141 ($543) (0.2%) 16.8% — 200 $243,079 $394 0.2% 16.9% 0.1% 100 $243,432 $747 0.3% 16.9% 0.1% — $242,685 — — 16.8% — (100) $226,298 ($16,386) (6.8%) 15.7% (1.1%)